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SCHEDULE 14A INFORMATION



PROXY STATEMENT PURSUANT TO
SECTION 14(a)

OF THE SECURITIES EXCHANGE
ACT OF 1934



                                                               Filed by the Registrant      [X]

                                                               Filed by a Party other than  [ ]
                                                               the Registrant



Check the appropriate box:

[ ]                           Preliminary Proxy Statement

[ ]                           Confidential, for Use of the
                              Commission Only (as
                              permitted by Rule 14a-6(e)(2))

[ ]                           Definitive Proxy Statement

[X]                           Definitive Additional Materials

[ ]                           Soliciting Material under
                              Rule 14a-12



                              (Name of Registrant as
                              Specified In Its Charter)

                              (IF YOU CHECKED "FILED BY
                              REGISTRANT ABOVE" DO NOT
                              FILL THIS IN:
                              Name of Person(s) Filing
                              Proxy Statement, if other
                              than the Registrant)



Payment of Filing Fee (Check
the appropriate box):

[X]                           No fee required.

[ ]                           Fee computed on table below
                              per Exchange Act Rules
                              14a-6(i)(1) and 0-11.

                              (1)                              Title of each class of
                                                               securities to which
                                                               transaction applies:

                              (2)                              Aggregate number of
                                                               securities to which
                                                               transaction applies:

                              (3)                              Per unit price or other
                                                               underlying value of
                                                               transaction computed
                                                               pursuant to Exchange Act
                                                               Rule 0-11:

                              (4)                              Proposed maximum aggregate
                                                               value of transaction:

                              (5)                              Total Fee Paid:

[ ]                           Fee paid previously with
                              preliminary materials.

[ ]                           Check box if any part of the
                              fee is offset as provided by
                              Exchange Act Rule 0-11(a)(2)
                              and identify the filing for
                              which the offsetting fee was
                              paid previously.  Identify
                              the previous filing by
                              registration statement
                              number, or the Form or
                              Schedule and the date of its
                              filing.

                              (1)                              Amount Previously Paid:

                              (2)                              Form, Schedule or
                                                               Registration Statement No.:

                              (3)                              Filing Party:

                              (4)                              Date Filed:

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2nd Request
Urgent Proxy Information

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

Several weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the funds and your investment. This information describes each proposal and asks for your vote on these important issues. It has been called to our attention that we have not yet received your ballot.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY
BE.

I am writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for September 13, 2000 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on September 13, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in the fund will receive a separate card for each account and should vote each card.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

TO VOTE BY MAIL

Please mail your SIGNED proxy card(s) in the postage-paid envelope.

TO VOTE BY FAX

Please fax the front and back of your SIGNED proxy card(s) to our proxy tabulator at
1-888-451-8683.

TO VOTE BY PHONE

Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions.

If you have already voted, thank you for your response. If you have any further questions, please call Fidelity at 1-800-544-3198. We appreciate your immediate attention. Thank you.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer